UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2021 (October 6, 2021)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware	(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth in Item 2.03 is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 6, 2021, Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA”) and Healthcare Trust of America Holdings, LP our (“Operating Partnership”, and together with HTA, the “Company”), as borrowers, entered into a third amended and restated revolving credit and term loan agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), Wells Fargo Bank, National Association, U.S. Bank National Association, Capital One, National Association, PNC Bank, National Association and Bank of America, N.A., as syndication agents, Bank of Montreal, The Bank of Nova Scotia, Fifth Third Bank, National Association, Mizuho Bank, LTD., Morgan Stanley Senior Funding, Inc., MUFG Bank, LTD. and Regions Bank, as documentation agents, and the lenders named therein to obtain an unsecured revolving credit facility in an aggregate maximum principal amount of $1,000,000,000 (the “Revolver”) and a term loan facility in an aggregate maximum principal amount of $300,000,000 (the “Term Loan”). The proceeds of the loans made under the Credit Agreement may be used for general corporate purposes, including the financing of working capital needs, acquisitions and repayment of debt. The Credit Agreement also allows the Company to obtain letters of credit as a sublimit under the Revolver of up to $65,000,000. The Revolver and Term Loan will mature in October 2025, and the Revolver and Term Loan are each extendable by two, six-month periods.
Subject to the terms of the Credit Agreement, the maximum principal amount of the Credit Agreement may be increased up to $750,000,000, for a total principal amount of $2,050,000,000, subject to such additional financing being offered and provided by existing lenders or new lenders under the Credit Agreement.
Pursuant to the Credit Agreement, borrowings under the Revolver will bear interest at a per annum rate equal to LIBOR plus a margin ranging from 0.725% to 1.60% based on the Company’s credit rating. Borrowings under the Term Loan will bear interest at a per annum rate equal to LIBOR plus a margin ranging from 0.80% to 1.6% based on the Company's credit rating. Accrued interest under the Credit Agreement is payable quarterly and at maturity. The Credit Agreement also provides for borrowing at a base rate plus a margin ranging from 0.00% to 0.40% with respect to the Revolver and a base rate plus a margin of 0.00% to 0.60% with respect to the Term Loan, each based on the Company's credit rating. The Company is required to pay a facility fee on the lenders’ commitments under the Revolver at a per annum rate ranging from 0.125% to 0.30% based on the Company’s credit rating. The Credit Agreement includes customary LIBOR replacement terms and contains a sustainability-linked feature, which allows for a reduction in pricing upon the Company’s realization of certain sustainability ratings.
The Credit Agreement requires compliance with certain financial and operating covenants that we believe are usual for facilities and transactions of this type, including, among other things: a maximum ratio of total indebtedness to total asset value; a maximum ratio of secured indebtedness to total asset value; a minimum ratio of EBITDA to fixed charges; a maximum ratio of unsecured indebtedness to unencumbered asset value; and a minimum ratio of unencumbered net operating income minus capital reserves to unsecured interest expense. The Revolver and Term Loan also contains customary events of default, including, but not limited to, non-payment of principal, interest, fees or other amounts, breaches of covenants and bankruptcy or other insolvency events. We are also restricted from making distributions to our stockholders in the event we are in default under the Credit Agreement, except to the extent necessary for us to maintain our REIT status.
The Credit Agreement amends and restates, in its entirety, the Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 27, 2017, by and among us, the Company, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.
The material terms of the Credit Agreement is subject to and qualified in its entirety by the Credit Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
On October 7, 2021, we issued a press release announcing that we have executed a $1.3 billion unsecured revolving credit and term loan facility. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 7.01.
The information included in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is deemed "furnished" and not filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1
Credit Agreement by and among Healthcare Trust of America, LP, Healthcare Trust of America, Inc., JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association, U.S. Bank National Association, Capital One, National Association, PNC Bank, National Association and Bank of America, N.A., as syndication agents, Bank of Montreal, The Bank of Nova Scotia, Fifth Third Bank, National Association, Mizuho Bank, LTD., Morgan Stanley Senior Funding, Inc., MUFG Bank, LTD. and Regions Bank, as documentation agents, and the lenders named therein, dated October 6, 2021.

99.1	Press Release dated October 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: October 7, 2021	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: October 7, 2021	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer